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                                                                   Exhibit 10.1

                           FIRST AMENDMENT TO SECOND
                      AMENDED AND RESTATED LOAN AGREEMENT
                      -----------------------------------

                                 (And Waiver)

     THIS DOCUMENT is entered into as of December 28, 1999, but effective as of September 30, 1999, between MATRIX FINANCIAL SERVICES CORPORATION, an Arizona corporation ("Borrower"), those Lenders signing on the signature page below, and BANK ONE, TEXAS, N.A., as Administrative Agent for Lenders (in that capacity "Administrative Agent").

     Borrower, Lenders, and Administrative Agent have entered into the Second Amended and Restated Loan Agreement (as renewed, extended, amended, or restated, the "Loan Agreement") dated as of July 30, 1999, providing for loans to Borrower. Borrower has requested and, upon the following terms and conditions, Administrative Agent and Determining Lenders have agreed, to certain amendments described in Paragraph 2 below and certain waivers described in Paragraph 3 below.

     Accordingly, for adequate and sufficient consideration, Borrower, Determining Lenders, and Administrative Agent agree as follows:

     1. TERMS AND REFERENCES. Unless otherwise stated in this document (A) terms defined in the Loan Agreement have the same meanings when used in this document and (B) all references to "Sections," "Schedules," and "Exhibits" are to the Loan Agreement's sections, schedules, and exhibits.

     2.   AMENDMENTS.
          ----------

     (A) Section 1.1 is amended to add the following definition in alphabetical order with the other definitions in that section:

               Minimum Servicing Portfolio means, at any time, the sum of (a) the Servicing Portfolio plus (b) the total unpaid principal amount of Mortgage Loans serviced (under a subservicing agreement) by Borrower for a fee, the servicing rights to which are owned by Matrix Capital Bank.

     (B)  Section 9.1(b) is entirely amended as follows:

               (b) The Companies' Adjusted-Net Worth may never be less than $27,000,000.

     (C)  Section 9.6 is entirely amended as follows:

               9.6 Minimum Servicing Portfolio. (a) The Minimum Servicing Portfolio may never be less than $4,250,000,000, (b) the Servicing Portfolio may never be less than $3,000,000,000, and (c) Agency servicing must represent a minimum of 65% of the total Servicing Portfolio.

     (D) Item 16 on Schedule 5 is deleted as a condition precedent to any extensions of credit under the Loan Agreement.


                                                                First Amendment
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     (E)  Exhibit D-6 is entirely amended in the form of  (and all references in the Loan Agreement to that exhibit are changed to) the attached Amended Exhibit D-6.

     3.   WAIVER.  Upon Borrower's request, Determining Lenders waive any
          ------
Potential Default or Default that may exist solely as a result of:

     (A) The Companies' failure to maintain the minimum Adjusted-Net Worth for the periods ending May 31, 1999, through September 30, 1999, as required by
Section 9.1(b)(ii); and

     (B) Borrower's failure to maintain at least $4,000,000,000 of Servicing Portfolio for the periods ending May 31, 1999, through September 30, 1999, as required by Section 9.6.

Except as expressly stated, this paragraph is not a waiver of existing or future Potential Defaults or Defaults or a waiver of Administrative Agent's or any Lender's Rights to insist upon compliance by all other relevant parties with each Loan Document.

     4.   CONDITIONS PRECEDENT.  Notwithstanding any contrary provision, the
          --------------------
foregoing paragraphs in this document are not effective unless and until (A) the representations and warranties in this document are true and correct and (B) Administrative Agent receives (1) counterparts of this document executed by Borrower, Guarantor, and Determining Lenders, and (2) a $9,999 amendment fee to be shared equally by Lenders.

     5.   RATIFICATIONS.  To induce Administrative Agent and Lenders to enter
          -------------
into this document, Borrower (A) ratifies and confirms all provisions of the Loan Documents as amended by this document, (B) ratifies and confirms that all guaranties, assurances, and Liens granted, conveyed, or assigned to Administrative Agent and Lenders under the Loan Documents (as they may have been renewed, extended, and amended) are not released, reduced, or otherwise adversely affected by this document and continue to guarantee, assure, and secure full payment and performance of the present and future Obligation, and
(C) agrees to perform those acts and duly authorize, execute, acknowledge, deliver, file, and record those additional documents, and certificates as Administrative Agent or any Lender may request in order to create, perfect, preserve, and protect those guaranties, assurances, and Liens.

     6.   REPRESENTATIONS.  To induce Administrative Agent and Lenders to enter
          ---------------
into this document, Borrower represents and warrants to Administrative Agent and Lenders that as of the date of this document (A) Borrower has all requisite authority and power to execute, deliver, and perform its obligations under this document, which execution, delivery, and performance have been duly authorized by all necessary corporate action, require no action by or filing with any Tribunal, do not violate its corporate charter or bylaws, or (except where not a Material-Adverse Event) violate any Law applicable to it or any material agreement to which it or its assets are bound, (B) upon execution and delivery by all parties to it, this document will constitute Borrower's legal and binding obligation, enforceable against it in accordance with their respective terms except as that enforceability may be limited by Debtor Laws and general principles of equity, (C) all other representations and warranties in the Loan Documents are true and correct in all material respects except to the extent that (1) any of them speak to a different specific date or (2) the facts on which any of them were based have been changed by transactions contemplated or permitted by the Loan Agreement, and (D) no Material-Adverse Event, Default, or Potential Default exists.

     7.   EXPENSES.  Borrower shall pay all costs, fees, and expenses paid or
          --------
incurred by Administrative Agent incident to this document, including, without limitation, the reasonable fees and

                                       2                        First Amendment
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expenses of Administrative Agent's special counsel in connection with the negotiation, preparation, delivery, and execution of this document and any related documents.

     8. MISCELLANEOUS. All references in the Loan Documents to the "Loan Agreement" refer to the Loan Agreement as amended by this document. This document is a "Loan Document" referred to in the Loan Agreement; therefore, the provisions relating to Loan Documents in Sections 1 and 12 are incorporated in this document by reference. Except as specifically amended and modified in this document, the Loan Agreement is unchanged and continues in full force and effect. This document may be executed in any number of counterparts with the same effect as if all signatories had signed the same document. All counterparts must be construed together to constitute one and the same instrument. This document binds and inures to each of the undersigned and their respective successors and permitted assigns, subject to Section 12.12. This document and the other Loan Documents represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements by the parties. There are no unwritten oral agreements between the parties.

                    Remainder of page intentionally blank.
                            Signature page follows.


                                       3                        First Amendment
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     EXECUTED as of the date first stated in this First Amendment to Second
Amended and Restated Loan Agreement.


MATRIX FINANCIAL SERVICES           BANK ONE, TEXAS, N.A., as Administrative
CORPORATION, as Borrower            Agent, as a Lender, and as Bank One

By   /s/ George R. Bender           By   /s/ Carol L. Whitley
     -----------------------------       --------------------------------------
     George R. Bender, President         Carol L. Whitley, Vice President


U.S. BANK NATIONAL ASSOCIATION,     RESIDENTIAL FUNDING CORPORATION,
formerly Colorado National Bank,    as a Lender
as a Lender


By   /s/ Mark A. Bagley             By   /s/ Mitchell K. Nomura
     -----------------------------       --------------------------------------
     Mark A. Bagley, Vice President      Mitchell K. Nomura, Director


                             CONSENT AND AGREEMENT
                             ---------------------

     To induce Administrative Agent and Lenders to enter into this document, the undersigned (a) consents and agrees to this document's execution and delivery,
(b) ratifies and confirms that all guaranties, assurances, Liens, and subordinations granted, conveyed, or assigned to Administrative Agent and Lenders under the Loan Documents (as they may have been renewed, extended, and amended) are not released, diminished, impaired, reduced, or otherwise adversely affected by this document and continue to guarantee, assure, secure, and subordinate other debt to the full payment and performance of all present and future Obligation, (c) agrees to perform those acts and duly authorize, execute, acknowledge, deliver, file, and record those additional guaranties, assignments, security agreements, deeds of trust, mortgages, and other agreements, documents, instruments, and certificates as Administrative Agent or any Lender may reasonably deem necessary or appropriate in order to create, perfect, preserve, and protect those guaranties, assurances, Liens, and subordinations, (d) represents and warrants to Administrative Agent and Lenders that (i) the value of the consideration received and to be received by the undersigned in respect of those guaranties, assurances, Liens, and subordinations are reasonably worth at least as much as the related liability and obligation, (ii) that liability and obligation may reasonably be expected to directly or indirectly benefit the undersigned, and (iii) the undersigned is -- and after giving effect to those guaranties, assurances, Liens, subordinations, and the Loan Documents, in light of all existing facts and circumstances (including, without limitation, collateral for and other obligors in respect of the Obligation and various components of it and various rights of subrogation and contribution), the undersigned will be -- Solvent, and (e) waives notice of acceptance of this consent and agreement, which consent and agreement binds the undersigned and its successors and permitted assigns and inures to Administrative Agent, each Lender, and their successors and permitted assigns.

                                            MATRIX BANCORP, INC., as Guarantor


                                            By   /s/ Guy A. Gibson
                                                 ------------------------------
                                                 Guy A. Gibson, President

                                Signature Page